UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment to the Trust Agreement

As disclosed in the Current Report on Form 8-K that Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 15, 2023, the Company previously entered into a certain Investment Management Trust Agreement, dated February 7, 2023, with Continental Stock Transfer & Trust Company (“Continental”), as trustee (the “Trust Agreement”). On November 9, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved a first amendment to the Trust Agreement (the “First Trust Amendment”) that extends the date by which the Company must liquidate the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), from November 14, 2023 to February 14, 2024 (the “First Extended Date”) by depositing into the Trust Account $180,000 (the “First Extension Payment”) if the Company has not completed its initial business combination, and, upon the Board of the Directors of the Company (the “Board”) exercising its discretion to further extend the date by which the Company must liquidate the Trust Account if the Company has not completed its initial business combination, to May 14, 2024 (the “Second Extended Date”), by depositing into the Trust Account by no later than each of February 14, 2024, March 14, 2024, and April 15, 2024, the lesser of (i) $60,000 or (ii) $0.026 per share for each public share that was not redeemed in connection with the First Extension Amendment Proposal, as described in the Definitive Proxy Statement on Form DEF 14A filed by the Company with the SEC on October 20, 2023 (the “Proxy Statement”). Following such approval by the Company’s stockholders, the Company and Continental entered into the Trust Amendment on November 10, 2023.

The foregoing description of the First Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Trust Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company to extend the date by which the Company must consummate a business combination from November 14, 2023 (the date that is 9 months from the closing date of the Company’s IPO) to February 14, 2024 (the “First Extended Date”). The Charter Amendment was filed with the Delaware Secretary of State and has an effective date of November 9, 2023.

The foregoing description of the Charter Amendment is qualified in its entirety by the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As of the close of business on October 12, 2023, the record date for the Special Meeting, there were 9,055,000 shares of the Company’s common stock (“Common Stock”) issued and outstanding, each of which was entitled to one vote with respect to each of the proposals presented at the Special Meeting. A total of 7,236,908 shares of Common Stock, representing approximately 79.92% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Proxy Statement.

The First Extension Amendment Proposal

The stockholders approved the proposal to amend the Charter to extend the date by which the Company must consummate a business combination from November 14, 2023 to the First Extended Date, by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,985,910	250,998	—	—

The Second Extension Amendment Proposal

The stockholders approved a proposal to give the Board the authority in its discretion to amend the Company’s charter to extend the date by which the Company must consummate a business combination from the First Extended Date to the Second Extended Date, by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,935,730	301,178	—	—

The Trust Amendment Proposal

The stockholders approved the proposal to amend the Trust Agreement, allowing the Company to extend the date on which Continental must liquidate the Trust Account established by the Company in connection with the IPO if the Company has not completed its initial business combination, from November 14, 2023 to the First Extended Date by depositing into the Trust Account $180,000, plus, upon the Board exercising its discretion to further extend such date to the Second Extended Date, by depositing into the Trust Account by no later than each of February 14, 2024, March 14, 2024, and April 15, 2024, the lesser of (i) $60,000 or (ii) $0.026 per share for each public share, by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,985,910	250,998	—	—

Proposal 4 - Adjournment Proposal

The fourth proposal to adjourn the Stockholder Meeting (the “Adjournment Proposal”), was not presented at the Special Meeting since the First Extension Amendment Proposal and the Trust Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01. Other Events.

In connection with the votes to approve the proposals above, 3,432,046 shares of common stock of the Company were tendered for redemption.

On November 13, 2023, $180,000 was deposited in the Trust Account in connection with the extension of the date by which the Company must consummate a business combination from November 14, 2023 to the First Extended Date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bellevue Life Sciences Acquisition Corp dated as of November 9, 2023.

10.1	Amendment No. 1 to Investment Management Trust Agreement, dated as of November 10, 2023, by and between Bellevue Life Sciences Acquisition Corp. and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer